Rule 497(e)
                                                            File Nos. 333-25289
                                                                      811-08183

                            SCHWAB SELECT ANNUITY(R)
          ISSUED BY FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                       VARIABLE ANNUITY-1 SERIES ACCOUNT

              Supplement dated February 25, 2005 to the Prospectus
             for the Schwab Select Annuity(R) dated April 30, 2004

Please note the following changes to Appendix D of the Prospectus.

Effective on or about July 25, 2005 (the "Liquidation Date"), the Scudder VIT EAFE(R) Equity Index Fund (the "Fund") will be liquidated and terminated pursuant to the recommendation of the adviser and approval of the Board of the Fund. In conjunction with approving the termination and liquidation of the Fund, the Fund is closed to new investors effective as of the close of business on December 15, 2004 and closed to new investment effective as of the close of business on the last business day before the Liquidation Date. Any assets that remain in the Sub-Account that invests in the Fund on the Liquidation Date will be Transferred to the Sub-Account that invests in the Schwab Money Market PortfolioSM.

Effective as of the close of business on December 15, 2004, the Sub-Account that invests in the Fund will be closed to new investors. "Closed to new investors," means investors who do not already have amounts invested in the Sub-Account that invests in the Fund may not allocate any amounts (either through initial Contribution, Transfers or additional Contributions) to the Sub-Account that invests in the Fund.

Effective as of the close of business on the last business day before the Liquidation Date, the Sub-Account that invests in the Fund will be closed to new investment. "Closed to new investment," means no one can allocate additional amounts (either through initial Contribution, Transfers or additional Contributions) to the Sub-Account that invests in the Fund.

If you have any amount in the Sub-Account that invests in the Fund, you may do the following (subject to the terms and conditions contained in the Prospectus):

o Transfer amounts out of the Sub-Account into other Sub-Accounts;
o withdraw amounts from the Sub-Account; and
o maintain your current investment in the Sub-Account until the Liquidation
  Date.

Please note: If you have given us allocation instructions for Contributions, Transfers, or other purposes (for example, dollar cost averaging or automatic portfolio rebalancing) directing us to invest in the Sub-Account that invests in the Fund, you need to provide us with new instructions for amounts that would have otherwise gone into this Sub-Account. If you do not provide new instructions, any scheduled Contributions or Transfers to this Sub-Account on or after the Liquidation Date will be allocated to the Sub-Account that invests in the Schwab Money Market PortfolioSM.

As always, the availability of any Portfolio as an investment option is subject to change. See the Prospectus for more information concerning the addition, deletion or substitution of Portfolios.

The following paragraph is added to the section "The Portfolios" on page 9 of the Prospectus:

"Effective as of the close of business on December 15, 2004, the Sub-Account that invests in Scudder VIT EAFE(R) Equity Index Fund is closed to new investors. Effective as of the close of business on or about July 24, the Sub-Account that invests in Scudder VIT EAFE(R) Equity Index Fund is closed to new investment."

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated April 30, 2004.

               Please keep this supplement for future reference.